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                                                                    EXHIBIT 99.1


                              TERMINATION AGREEMENT

         This TERMINATION AGREEMENT (this "AGREEMENT") is made and entered into as of May 24, 2000, among Neoforma.com, Inc., a Delaware corporation ("PARENT"), NeoIII Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Parent ("MERGER SUB"), Eclipsys Corporation, a Delaware corporation ("ECLIPSYS"), HEALTHvision, Inc., a Delaware corporation ("HEALTHVISION"), Novation, LLC, a Delaware limited liability company ("NOVATION"), VHA Inc., a Delaware corporation ("VHA"), University HealthSystem Consortium, an Illinois corporation ("UHC"), and Healthcare Purchasing Partners International, LLC, a Delaware limited liability corporation ("HPPI").

         A. Parent, Merger Sub and Eclipsys are parties to an Agreement and Plan of Merger, dated as of March 30, 2000 (the "ECLIPSYS MERGER AGREEMENT").

         B. Parent and Healthvision are parties to an Agreement and Plan of Merger, dated as of March 30, 2000 (the "HEALTHVISION MERGER AGREEMENT").

         C. Parent, Merger Sub and Eclipsys mutually intend to terminate the Eclipsys Merger Agreement on the terms set forth in this Agreement.

         D. Parent and Healthvision mutually intend to terminate the Healthvision Merger Agreement on the terms set forth in this Agreement.

         In consideration of the foregoing and the covenants and agreements set forth in this Agreement, the parties agree as follows:

         1. Termination of Eclipsys Merger Agreement. Pursuant to Section 7.1(a) of the Eclipsys Merger Agreement, Parent and Eclipsys hereby terminate the Eclipsys Merger Agreement by mutual consent. Each of Parent and Eclipsys hereby represent and warrant to the other party that this termination was duly authorized by such party's Board of Directors. Parent, Merger Sub and Eclipsys agree that no party hereto, nor any of their respective officers, directors, members, employees, affiliates, agents or representatives shall have any liability to any other such person under the Eclipsys Merger Agreement or in connection with such termination. The parties acknowledge that the voting agreements (including any related proxies) entered into by the Eclipsys and Parent stockholders in connection with the Eclipsys Merger Agreement shall terminate in accordance with their terms concurrently with the execution and delivery of this Agreement.

         2. Termination of Healthvision Merger Agreement. Pursuant to Section 7.1(a) of the Healthvision Merger Agreement, Parent and Healthvision hereby terminate the Healthvision Merger Agreement by mutual consent. Each of Parent and Healthvision hereby represent and warrant to the other party that this termination was duly authorized by such party's Board of Directors. Parent and Healthvision agree that no party hereto, nor any of their respective officers, directors, members, employees, affiliates, agents or representatives shall have any liability to any other such person under the Healthvision Merger Agreement or in connection


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with such termination. The parties acknowledge that the voting agreements
(including any related proxies) entered into by the Healthvision and Parent stockholders (including, without limitation, parties hereto) in connection with the Healthvision Merger Agreement shall terminate in accordance with their terms concurrently with the execution and delivery of this Agreement.

         3. Termination of Agreement Regarding Registration Rights. Parent, Eclipsys, Healthvision, VHA and UHC hereby terminate the letter agreement regarding registration rights among them, dated March 30, 2000, by mutual consent.

         4. Commercial Transaction. Concurrently with the execution of this Agreement, Parent and Healthvision are entering into a Co-Marketing and Distribution Agreement (the "COMMERCIAL AGREEMENT").

         5. Releases. Parent, Merger Sub, Eclipsys, Healthvision, Novation, VHA, UHC and HPPI each hereby release and discharge each other party and such party's respective officers, directors, members, employees, affiliates, agents and representatives from any and all claims, actions, liabilities, obligations, duties or causes of action based upon or arising out of the Eclipsys Merger Agreement and the Healthvision Merger Agreement, the transactions contemplated thereby and the terminations thereof; provided, that such release does not and shall not extend to claims, actions, liabilities, obligations, duties or causes of action based upon or arising out of (a) this Agreement, (b) the Amended and Restated Outsourcing and Operating Agreement, dated as of the date hereof (the "OUTSOURCING AGREEMENT"), among Parent, Novation, VHA, UHC and HPPI, the Amended and Restated Common Stock and Warrant Agreements, dated as of the date hereof (the "STOCK AGREEMENTS"), between Parent and VHA, and Parent and UHC, respectively, the Commercial Agreement or the Confidentiality Agreements (as defined below) (it being understood that no party hereto undertakes any obligation pursuant to any of the foregoing agreements to which it is not a party), and (c) transactions or dealings undertaken in the ordinary course of business between or among any such parties.

         6. Standstill. From the date of this Agreement through the two-year anniversary of the date of this Agreement, neither Parent nor any of its affiliates will, directly or indirectly, acquire or offer to acquire shares of capital stock of (a) Eclipsys, or make any proposal to its Board of Directors, or publicly announce any proposal, relating to, or otherwise participate in, any merger, consolidation, sale or transfer of assets, proxy solicitation, tender offer or similar transaction involving Eclipsys, without Eclipsys's prior written consent, or (b) Healthvision, or make any proposal to its Board of Directors, or publicly announce any proposal, relating to, or otherwise participate in, any merger, consolidation, sale or transfer of assets, proxy solicitation, tender offer or similar transaction involving Healthvision, without Healthvision's prior written consent. From the date of this Agreement through the two-year anniversary of the date of this Agreement, neither Eclipsys nor any of its affiliates will, directly or indirectly, acquire or offer to acquire shares of capital stock of Parent, or make any proposal to Parent's Board of Directors, or publicly announce any proposal, relating to, or otherwise participate in, any merger, consolidation, sale or transfer of assets, proxy solicitation, tender offer or similar transaction involving Parent, without Parent's prior written consent. From the date of this Agreement through the two-year anniversary of the date of this Agreement, neither Healthvision nor any of


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its affiliates will, directly or indirectly, acquire or offer to acquire shares of capital stock of Parent, or make any proposal to Parent's Board of Directors, or publicly announce any proposal, relating to, or otherwise participate in, any merger, consolidation, sale or transfer of assets, proxy soliciation, tender offer or similar transaction involving Parent, without Parent's prior written consent. For purposes of this Agreement, VHA is not deemed to be an "affiliate" of Healthvision.

         7. Public Disclosure. The parties hereto have agreed to the text of the press releases (the "PRESS RELEASES") announcing the signing of this Agreement. The parties hereto each agree not to issue any further press release or otherwise make any public statement with respect to (i) the Eclipsys Merger Agreement or the Healthvision Merger Agreement, the terminations thereof or this Agreement, or (ii) for a period of 60 days following the date hereof, the other parties hereto, or the business, strategy or management of such parties, except in either case for any such press release or public statement that such party is advised by its outside counsel is required by law or any listing agreement with a national securities exchange, and in each such case occurring prior to the one year anniversary of the date hereof in the case of clause (i), or 60 days in the case of clause (ii), following notice to the other parties containing the text of such release or statement. Nothing contained herein shall limit or apply to statements made in filings or testimony in connection with any judicial or administrative proceeding or statements in such party's public filings pursuant to the Securities Exchange Act of 1934, as amended, which are identical in all material respects to statements contained in the Press Releases, or which are factual descriptions of the Eclipsys Merger Agreement, the Healthvision Merger Agreement, the terminations thereof or this Agreement, or expenses incurred in connection with the foregoing. In addition, the foregoing shall not restrict statements by Eclipsys or Healthvision with respect to the other such party or such party's business, strategy or management.

         8. Confidentiality. Parent and Eclipsys acknowledge that they have previously executed a mutual nondisclosure agreement, dated as of March 5, 2000, and Parent and Healthvision acknowledge that they have previously executed a mutual nondisclosure agreement, dated as of March 5, 2000 (together, the "CONFIDENTIALITY AGREEMENTS"), each of which shall continue in full force and effect in accordance with their respective terms.

         9. Notices. All notices and other communications hereunder shall be in writing and shall be deemed given upon delivery either personally or by national courier service, or sent via facsimile (receipt confirmed) to the parties at the following addresses or facsimile numbers (or at such other address or facsimile numbers for a party as shall be specified by like notice):

IF TO PARENT OR MERGER SUB:                  WITH A COPY TO:

Neoforma.com, Inc.                           Fenwick & West LLP
3255-7 Scott Boulevard                       Two Palo Alto Square
Santa Clara, California  95054               Palo Alto, California  94306
Facsimile:  (408) 549-6399                   Facsimile:  (650) 494-1417
Attn:  General Counsel                       Attn:  Gordon K. Davidson
                                                    Douglas N. Cogen



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IF TO ECLIPSYS:                         WITH A COPY TO:

Eclipsys Corporation                    Hale and Dorr LLP
777 East Atlantic Avenue, Suite 200     60 State Street
Delray Beach, Florida  33483            Boston, Massachusetts  02109
Facsimile: (561) 243-8850               Facsimile: (703) 654-7100
Attn:  Chief Executive Officer          Attn:  John Burgess
                                               Donald L. Toker

IF TO HEALTHVISION:                     WITH A COPY TO:

HEALTHvision, Inc.                      Hogan & Hartson, LLP
6330 Commerce Dr., Suite 100            555 13th Street, N.W.
Irving, Texas  75063                    Washington, D.C.  20004
Facsimile: (972) 819-4709               Facsimile: (202) 637-5910
Attn:  Chief Executive Officer          Attn:  Christopher J. Hagan

IF TO NOVATION OR HPPI:                 WITH A COPY TO:

Novation, LLC                           Baker Botts L.L.P.
125 East John Carpenter Freeway         2001 Ross Avenue
Irving, Texas  75062                    Dallas, Texas  75201-2980
Facsimile:  (972) 581-5778              Facsimile:  (214) 953-6503
Attn:  General Counsel                  Attn:  Sarah M. Rechter

IF TO VHA:                              WITH A COPY TO:

VHA, Inc.                               Skadden, Arps, Slate, Meagher & Flom LLP
220 East Las Colinas Boulevard          Four Times Square
Irving, Texas  75039-5500               New York, New York  10036
Facsimile:  (972) 830-0391              Facsimile:  (212) 735-2000
Attn:  Chief Financial Officer          Attn:  Nancy A. Lieberman

IF TO UHC:                              WITH A COPY TO:

University HealthSystem Consortium      McDermott, Will & Emery
2001 Spring Road, Suite 700             227 West Monroe Street
Oak Brook, Illinois  60523              Chicago, Illinois  60606
Facsimile:  (630) 954-4730              Facsimile:  (312) 984-7700
Attn:  Executive Vice President         Attn:  Virginia H. Holden
       General Counsel

         10. Entire Agreement. This Agreement, the Commercial Agreement, and the Confidentiality Agreements constitute the entire agreement among the parties with respect to the subject matter hereof (it being acknowledged that the Outsourcing Agreement and the Stock Agreements involve other subject matter) and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.



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         11. Specific Performance. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

         12. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof.

         13. Expenses. All fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such fees or expenses.

         14. Representations and Warranties. Each of the parties hereto represents and warrants for the benefit of each of the other parties hereto that
(a) it is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization; (b) it has all requisite power and authority to enter into this Agreement and to perform its obligations hereunder; (c) its execution and delivery of this Agreement and the performance of obligations hereunder have been duly authorized by all necessary action and, assuming the due execution and delivery by the other parties hereto, as applicable, this Agreement constitutes the valid and binding obligation of such party, enforceable against such party in accordance with its terms, except as enforceability may be limited by bankruptcy and other similar laws affecting the rights of creditors generally and general principles of equity; (d) its execution and delivery of this Agreement and the performance of its obligations hereunder will not conflict with or violate such party's organizational documents or conflict with or violate any law, rule, regulation, order, judgment or decree applicable to such party that would materially impair such party's ability to perform its obligations hereunder; and (e) no consent, approval, order or authorization of, or registration, declaration or filing with any court, administrative agency or other governmental authority is required to be obtained or made by such party in connection with this Agreement, the failure of which to obtain or make would materially impair such party's ability to perform its obligations hereunder.

         15. Successors. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

         16. Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed and delivered by each of the parties, it being understood that all parties need not sign the same counterpart.

                                    * * * *


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         IN WITNESS WHEREOF, the parties hereto have caused this Termination
Agreement to be executed by their duly authorized respective officers as of the date first written above.

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
NEOFORMA.COM, INC.                                            NOVATION, LLC

By: /s/ FREDERICK  RUEGSEGGER                                 By: /s/ MARK MCKENNA
    ---------------------------------                             ---------------------------------
Name:  Frederick Ruegsegger                                   Name:   Mark McKenna
Title: Chief Financial Officer                                Title:  President

NEOIII ACQUISITION CORP.                                      VHA INC.

By: /s/ FREDERICK  RUEGSEGGER                                 By: /s/ CURT NONOMAQUE
    -------------------------                                     ---------------------------------
Name:  Frederick Ruegsegger                                   Name:   Curt Nonomaque
Title: Chief Financial Officer                                Title:


ECLIPSYS CORPORATION                                          UNIVERSITY HEALTHSYSTEM CONSORTIUM

By: /s/ Harvey J. Wilson                                      By: /s/ ROBERT J. BAKER
    -------------------------                                     ---------------------------------
Name:  Harvey J. Wilson                                       Name:   Robert J. Baker
Title:  Chairman and CEO                                      Title:  President and Chief Financial Officer

HEALTHVISION, INC.                                            HEALTHCARE PURCHASING PARTNERS INTERNATIONAL, LLC

By: /s/ SCOTT DECKER                                          By: /s/ MARK MCKENNA
    --------------------------------                              ---------------------------------
Name:   Scott Decker                                          Name:   Mark McKenna
Title:  CEO                                                   Title:  Chief Executive Officer
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